Exhibit 31 (b)
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of First Citizens Bancshares, Inc. (the "Company") for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned Chief Executive Officer and Chief Financial Officer of the Company, certifies to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 that:

I, Laura Beth Butler, certify that:

    I have reviewed this quarterly report on Form 10-Q of First Citizens Bancshares, Inc.;

    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

    Based on my knowledge, the financial statements and other financial information included in this report, fairly represent in all material respects the financial condition, results of operations and cash flows of Bancshares as of, and for, the periods presented in this report.

    Bancshares' other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures as defined in Exchange Act Rules 13a and 15d-114  for First Citizens Bancshares, Inc. and we have:

      Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Bancshares, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      Evaluated the effectiveness of Bancshares disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      Disclosed in this report any change in Bancshares' internal control over financial reporting that occurred during the fourth quarter of 2004 that has materially affected, or is reasonably likely to materially affect, Bancshares' internal control over financial reporting; and

    Bancshares' other certifying officers and I have disclosed, based on our most recent evaluation, to Bancshares auditors and the audit committee of Bancshares Board of Directors:

      All significant deficiencies in the design or operation of internal controls which could adversely affect Bancshares ability to record, process, summarize and report financial data and have identified for the Bancshares auditors any material weaknesses in internal controls; and

      Any fraud, whether or not material, that involves management or other employees who have a significant role in Bancshares internal controls.

                                            /s/ Laura Beth Butler
                                            Chief Financial Officer
                                            Date: November 14, 2005